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Exhibit 10.2

                                 SHARE EXCHANGE
                              TERMINATION AGREEMENT

THIS AGREEMENT is effective as of August 31, 2001.

BETWEEN: JARRETT FAIRLIE, a natural person, with an address at 1240 Highridge Drive, Kamloops, British Columbia V2C 6G5
                                                                  (the "Vendor")

AND: AIRCARE INSTALLATIONS INC. (INCORPORATION NO. 599519), a British Columbia company with an address at 201-239 Victoria Street, Kamloops, British Columbia V5Y 1P4 (the "Company")

AND: ARMOR ENTERPRISES INC., a Florida corporation with an address at 15th Floor, PMB# 14003, Orlando, Florida 32801
                                                               (the "Purchaser")

BACKGROUND
----------

A. The parties hereto have mutually agreed to terminate a share exchange agreement dated March 23, 2001 (the "SE Agreement").

B. The Vendor is the registered and beneficial owner of all the issued an outstanding shares in the capital of Aircare Installations Inc. (the "Company"), being 120 common shares without par value (the "Shares").

C. The Company is a private British Columbia corporation that carries on a automotive parts business in British Columbia.

D. The Purchaser is a Florida corporation that currently has no active business and is a development stage company seeking to acquire an active business.

THIS AGREEMENT WITNESSES that in consideration of the premises and covenants and agreements contained in this agreement, and two dollars, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1. The parties hereto agree to terminate the SE Agreement and declare it void AB INITIO.

2.       The release and resignation documents, attached to this agreement as
         Exhibit 1 (the "Forms"), form part of this agreement.

3. The parties hereto agree to be bound by the terms of this agreement including the Forms, and hereby acknowledge that they have received sufficient consideration.

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4.       The Vendor hereby consents to the cancellation of the 17,000,000 common shares in the capital stock of the Purchaser, issued pursuant to the terms of the SE Agreement (the "Shares").

5. The Vendor hereby relinquishes any and all right, title and interest in the Shares.

6. The Purchaser will immediately transfer back to the Vendor all right, title and interest in 100% of the capital stock of the Company, transferred pursuant to the terms of the SE Agreement .

NOTICES

7. Any notice, direction or other instrument required or permitted to be given under this agreement shall be in writing and maybe given by mailing the same postage prepaid or delivering the same addressed as follows:

To the Vendor:             Jarrett Farlie
                           1240 Highridge Drive
                           Kamloops, British Columbia
                           V2C 6G5

To the Company:            Jarrett Farlie
                           1240 Highridge Drive
                           Kamloops, British Columbia
                           V2C 6G5

To the Purchaser:          Thomas A. Braun
                           Barrister and Solicitor
                           Suite 309 - 837 West Hastings Street.
                           Vancouver, British Columbia
                           V6C 3N6

Or to such other address as a party may specify by notice and shall be deemed to have been received if delivered on the date of delivery if it is a business day and otherwise on the next succeeding business day and, if mailed, on the fifth business day following the posting of the notice except if there is a postal dispute, in which case all communications shall be delivered.

TIME OF ESSENCE

8. Time shall be of the essence of this agreement.

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FURTHER ASSURANCES

9. Each of the parties will execute and deliver such further documents and instruments and do such acts and things as may be reasonably required by another party to carry out the intent and meaning of this agreement.

GOVERNING LAW

10. This agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of British Columbia, exclusive of the conflicts of laws of British Columbia. The parties agree that all disputes will be submitted to the jurisdiction of the British Columbia courts.

BENEFIT AND BINDING NATURE OF THE AGREEMENT

11. This agreement will enure to the benefit of and be binding upon the parties and their respective successors and assigns.

ENTIRE AGREEMENT

12. This agreement supersedes all prior written or oral agreements between the parties, and represents the entire agreement between the parties. This agreement may only be amended by the parties in writing.

COUNTERPARTS

13. This agreement may be signed in counterparts and transmitted by facsimile, each copy of which will be deemed to be an original, and together will constitute but one document.

IN WITNESS WHEREOF this agreement has been executed by the parties this 31st day of August, 2001.


THE VENDOR                                    THE COMPANY


/S/ JARRETT FAIRLIE                           /S/JARRETT FAIRLIE
-------------------------------------------   ----------------------------------
Jarrett Farlie                                Jarrett Farlie, on behalf of the
                                              Company


THE PURCHASER


/S/ THOMAS A. BRAUN
-------------------------------------------
Thomas A. Braun, on behalf of the Purchaser



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                                 SHARE EXCHANGE
                              TERMINATION AGREEMENT

                                    EXHIBIT 1
                                    ---------


                               (A) GENERAL RELEASE
                                 (B) RESIGNATION


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                                 GENERAL RELEASE
                                 ---------------


         THIS RELEASE WITNESSES that in consideration of the payment to the undersigned of the sum of $2.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned:

         i. releases and forever discharges Armor Enterprises Inc., a Florida corporation, its directors, officers, employees and agents (collectively, the "Releasees") from any and all actions, causes of action, liabilities, claims and demands whatsoever which the undersigned ever had, now has or may hereafter have by REASON of any cause, matter or thing whatsoever existing up to the present time and arising from any and all dealings between the undersigned and the Releasees; and

         ii. agrees that the undersigned will not make any claim or take any proceedings against any individual, partnership, association, trust, unincorporated organization or corporation with respect to any matter that may have arisen between the Releasees and the undersigned or in which any claim could arise against the Releasees for contribution or indemnity or other relief over and in relation to any and all dealings between the undersigned and the Releasees.

         THE UNDERSIGNED HEREBY DECLARES that the undersigned has had the opportunity to seek independent legal advice with respect to this Release and the undersigned fully understands this Release.

         THIS RELEASE will be governed by and construed in accordance with the laws of the Province British Columbia and the laws of Canada applicable therein.

         THIS RELEASE will enure to the benefit of and be binding upon the heirs, executors, administrators, legal personal representatives, successors and assigns of the undersigned and the Releasees, respectively. IN WITNESS WHEREOF the undersigned has executed this Release.
DATED August 31, 2001.

THE VENDOR                                  AIRCARE INSTALLATIONS INC.


/S/ JARRETT FAIRLIE                         /S/ JARRETT FAIRLIE
------------------------------------        ------------------------------------
JARRETT FAIRLIE                             JARRETT FAIRLIE

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To:      The Board of Directors of armor Enterprises Inc., a Florida corporation, (the "Corporation").

From:    Jarrett Fairlie

         I write to inform you that I hereby resign as an officer and director of the Corporation, effective as of the date of this letter.

Dated, August 31, 2001.




/S/ JARRETT FAIRLIE
Jarrett Fairlie

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